Exhibit 10.9

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from Sections 4.4, 4.9, 4.11, 4.12, 4.13.5, 4.13.6, 4.13.7, 4.15, 4.16 and 9 of this Agreement. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

CONTRACT No. СPА/ML-17

Moscow

March 1, 2013

ZAO "MegaLabs", incorporated and registered in accordance with laws of the Russian Federation, hereinafter referred to as the "Customer", represented by the Director on Operating activities V.Y. Starodubov, acting on the basis of power of attorney No. 16-CEO-Ish-459/12 dated 07.12.2012, on the one hand, and                                        and TOT MONEY LLC, incorporated and registered in accordance with laws of the Russian Federation, hereinafter referred to as the "Provider", represented by its General director, Ts.Kh. Katsaev, acting on the basis of the Articles of Association, on the other hand (hereinafter collectively referred to as the "Parties" and individually as the "Party"), whereas the Parties warrant to each other that they have all necessary rights, licenses, authorizations to enter into the above mentioned relations, have concluded this Contract (hereinafter referred to as the "Contract") to the following effect:

TERMS AND DEFINITIONS

The following terms are used for the purpose of this Contract:

1. Subscriber shall mean a Subscriber of MegaFon and a Visitor.

2. MegaFon Subscriber shall mean an individual, legal entity or individual entrepreneur using communication services of the Operator with whom a contract of communication service is concluded with allocation of a subscriber's number or unique identification code for such a purpose.

3. Subscriber's Device shall mean a technical device including software legally held by a Subscriber enabling the Subscriber to access communication services of the Operators through connection of this terminal device to the communication network of the Operator.

4. Video Call shall mean a dialup connection for the purpose of simultaneous transmission of speech and image, to be set by the Operator using equipment of its communication system between the Subscriber Device of the Subscriber and the Information Center of the Provider through the Connection Point via Digital Identifiers, allocated to the Provider.

5. Visitor shall mean a user of communication services concluding a contract of communication service with one of the operators of mobile communications, other than the Operator, and to whom services of the Operator are provided (national and/or international roaming).

6. Input Traffic shall mean an aggregate of messages transmitted via the communication network of the Operator (voice calls, video calls, SMS messages, USSD messages, MMS messages) directed from the Information Center of the Provider to Subscriber Devices of Subscribers through the Connection Point from Digital Identifiers allocated to the Provider.

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7. Voice call – voice dialup connection established by the Operator using equipment of its communication network between the Subscriber Device of the Subscriber and the Information Center of the Provider through the Connection Point via Digital Identifiers, allocated to the Provider.

8. Subscriber's Request shall mean a request of the Subscriber to the Information Center of the Provider by means of Voice Calls, Video Calls, SMS, USSD and MMS messages, in order to get information-reference and entertainment services.

9. Information Center of the Provider shall mean the service for receipt, storage and processing of various Requests of Subscribers for the purpose to provide information-reference and entertainment services to Subscribers of the Operator. Contents of the Information Center mean an information resource the composition whereof is determined by the Customer in accordance with Annexes Nos. 4, 8 to this Contract.

10. Output Traffic shall mean the aggregate of messages (Subscribers' Requests) transmitted via the communication network of the Operator (voice calls, video calls, SMS messages, USSD messages, MMS messages) transmitted from Subscriber Devices of Subscribers to Digital Identifiers allocated to the Provider through the Connection Point.

11 Operator shall mean OJSC "MegaFon" providing mobile radiophone communication services and related services in the territory of the Russian Federation under the “MegaFon” service mark. For providing additional services to the Subscribers the Operator shall use services of the Customer under the separate agreement between the Operator and the Customer.

12. CbI – “Content by Installments” service according to the terms of which at the request to the Provider’s Information center the Subscriber having insufficient funds shall be provided with the payment delay for the purpose of gaining profit from communication services (attraction of traffic) organizing access between the Subscriber Device and the Information Center of the Provider through the Connection Point.

13. Accounting Period shall mean a calendar month when the Provider provided access between the Connection Point and the Information Center of the Provider and attracted the traffic via Digital Identifiers, allocated to the Provider.

14. Previous Accounting Period shall mean a calendar month of the year preceded to the Accounting Period.

15. Spam shall mean voice calls, video calls, dispatch of SMS messages, USSD messages, MMS messages and other messages sent from various communication channels without prior consent of Subscribers or misrepresenting Subscribers about the nature of such messages and not enabling to identify the sender of the message, including those containing a non-existent or false address of the sender.

16. Connection Point shall be determined depending on using technology (Voice Calls, Video Calls, SMS-, USSD- and MMS- messages) and specified in Annex No. 1 to this Contract.

17. Branch(es) of the Operator shall mean mentioned one or several branches of OJSC "Megafon".

18. Digital Identifier shall mean a service number designated to provide Operator Subscribers with access to the Information Center of the Provider via Voice Calls, Video Calls, SMS-, USSD- и MMS- messages. Digital identifier(s) is (are) to be allocated to the Provider by the Customer and /or the Operator and is (are) specified in Annex No. 4 to this Contract.

19. MMS (Multimedia Message Service) shall mean a multimedia message containing information in the digital, textual, graphic, audio, video format transmitted by the Operator using equipment of its communication network between the Subscriber Device of the Subscriber and the Information Center of the Provider through the Connection Point via Digital Identifiers, allocated to the Provider.

20. SMS (Short Message Service) shall mean a short text message containing information in the digital textual format transmitted by the Operator using equipment of its communication network between the Subscriber Device of the Subscriber and the Information Center of the Provider through the Connection Point via Digital Identifiers, allocated to the Provider.

21. USSD (Unstructured Supplementary Service Data) shall mean a service enabling to arrange for high-speed interactive interaction between a Subscriber and service applications in the data transmission mode, transmitted by the Operator using equipment of its communication network between the Subscriber Device of the Subscriber and the Information Center of the Provider through the Connection Point via Digital Identifiers, allocated to the Provider.

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22. Fraud Traffic shall mean traffic organized with violation of conditions of clause 2.1.7 hereof as well as requirements of the Customer for the purpose of due fulfillment of this Contract by the Provider and/or third parties engaged by it.

23. Prefix shall mean a combination of letters, digits or symbols contained in the Subscriber's Request.

1. SUBJECT-MATTER OF THE CONTRACT

1.1. The Customer shall ensure access between the Connection Point and Information Center of the Provider via Digital Identifiers to the Subscribers for the purpose of fulfillment of obligations to the Operator.

1.2. The Provider shall ensure access between the Information Center of the Provider and the Connection Point and attract traffic via Digital Identifiers allocated to the Provider through organization of Subscribers' Request between the Information Center of the Provider and the Connection Point.

1.3. The Customer shall determine the Contents of the Information Center of the Provider by approval of the Provider's Request for determination of the Information Center of the Provider according to the form given in Annex No. 8 to this Contract. The Provider will send to the Customer a Request for determination of the Information Center of the Provider by method to be additionally agreed upon between the Parties. Contents of the Information Center will be formed according to the interests of Subscribers determined by the Customer and the Operator.

1.4. The Customer will pay to the Provider a fee for provision of access between the Connection Point and the Information Center of the Provider and attraction of traffic (hereinafter referred to as the "fee") to be calculated according to Annex No.5 to this Contract in accordance with article 3 of this Contract.

1.5. Tariffing of Subscriber access to the Provider Information Center including the cost of Subscribers' Requests shall be formed by the Customer according to tariff classes approved by the Operator and published on the web site www.megafon.ru in the section "For content providers". The Provider may ask the Customer for a change of tariff for the Subscriber on the Digital Identifier at least 30 (thirty) calendar days in advance and not more than 1 (One) time every 3 (Three) months. At that, the Customer shall inform the Provider on any changes in the list of tariff classes at least 30 (thirty) calendar days in advance.

2. OBLIGATIONS OF THE PARTIES

2.1. Obligations of the Provider:

2.1.1. Ensure access between the Connection Point and the Information Center of the Provider for Subscribers within the communication network of the Operator and to attract traffic by Digital Identifiers mentioned in Annexes No. 4, under the terms of Annex No. 1 hereto. At that, the Provider agrees to approve contents of the Information Center of the Provider with the Customer in accordance with Annex No. 8 to the Contract.

2.1.2. Provide access between the Connection Point and the Information Center within 30 (Thirty) business days after the effective date of this Contract.

2.1.3. Inform Subscribers on its own on information contents and possibilities of the Information Center of the Provider and on the procedure for provision and use of services provided by the Provider via the Information Center of the Provider.

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2.1.4. Attract traffic over the Accounting Period so that the average cost of attracted Output Traffic per each Digital Identifier allocated to the Provider according to Annex No. 4 to this Contract would be at least 50,000 (Fifty thousand) rubles inclusive of VAT (the minimum average cost of attracted traffic).

2.1.5. Process Output Traffic from Subscribers to Digital identifiers and by technologies specified in Annex No. 4 hereto using the Information Center in accordance with terms of Annex No. 1 hereto;

2.1.6. Ensure daily and round-the-clock provision of access between the Connection Point and the Information Center other than breaks to carry out necessary preventive and repair works which will be planned by the Parties for hours of the minimum load.

2.1.7. Not to use allocated Digital identifiers, connection to equipment of the Customer and any other means of delivery of information to Subscribers of the Operator:

• To organize SPAM;

• To dispatch unfair advertisement, anti-advertisement;

• To get confidential information about Subscribers and third parties (unless Subscribers and/or third parties voluntarily provide such confidential information about themselves);

• To distribute harmful software;

• For blackmail, i.e. request to transfer alien property or property right or commission of other proprietary acts under the threat of violence, destruction or damage of alien property or under the threat of distribution of data dishonoring the Subscriber or his/her relatives or other data which may cause material damage to rights or legal interests of the Subscriber or his/her relatives.

• To organize services with incorrect indication of cost and/or other parameters thereof including indication of cost without indication as to inclusiveness or exclusiveness of VAT;

• For unfair service (partial provision, full absence of service after payment by a Subscriber);

• Not in accordance with Contents of the Information Center of the Provider as specified in Annex No. 4;

• To distribute information prohibited for distribution under applicable laws of the Russian Federation or incompliant with applicable ethical norms and principles, offending human dignity, promoting violence, race or national hostility etc., pornographic information;

• To provide services for transfer of funds from a personal account of a Subscriber to digital wallets such as WebMoney, Yandex Monedy etc., not agreed with the Customer;

• To take other illegal acts aimed to gain profit.

2.1.8. Not to attract any Input Traffic upon expiration of 60 (Sixty) days after receipt of the last Request of a Subscriber. Repeated attraction of traffic is possible only via digital identifiers set in annex No. 4 to this Contract, whereto a Subscriber's Request is sent, but not more than once per month for each Subscriber's number. Traffic may be attracted by the Provider only through organization of Subscribers' Requests between the Connection Point of the Operator and the Information Center of the Provider within 60 (Sixty) days after receipt of the last Request from a Subscriber and only upon agreement with the Customer.

2.1.9. To ensure compliance of contents of the Information Center of the Provider and Input Traffic with norms of applicable laws of the Russian Federation.

2.1.10. Not to use trademarks and service marks of the Operator and/or the Customer in advertisement of its goods, services or contents of the Information center without approval of the Customer and also for organization of SPAM.

2.1.11. When attracting traffic the Provider shall not cause any damage to the Operator and/or the Customer including damage of business reputation of the Customer, Subscribers and third parties. No moral harm shall be caused to individuals.

2.1.12. In case of a written or oral complaint (claim) against the Customer and/or the Operator from a Subscriber or other interested persons or competent governmental authorities when a claim is submitted against the Customer and/or the Operator as regard to contents of the Information Center poor quality provision of access or refusal of access to the Information Center, improper advertisement of the Information Center, to carry out work in accordance with Annex No. 2 to this Contract.

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2.1.13. In case of a written or oral complaint (claim) of Subscribers to the Customer/the Operator and/or Provider because of receipt of Input Traffic not ordered by the Subscriber, to ensure measures according to Annex No. 2 to this Contract.

2.1.14. To fully bear expenses associated with operation of a communication channel, development and modernization of technical means involved to connect to the area of responsibility of the Provider in accordance with Annex No. 1 to this Contract.

2.1.15. To warrant that the aggregate cost of Input and Output Traffic over all Digital Identifiers over the Accounting Period, calculated according to Table 5.1 of Annex No. 5 hereto will not exceed the cost of the Input Traffic calculated at the tariff rate applicable to the Subscriber, as determined in Annex No. 5 hereto over all Digital identifiers. Details of traffic shall be fixed in a monthly Certificate of Provided Services according to the form of Annex No. 3 hereto.

2.1.16. To timely and correctly provide documents required for settlements under this Contract.

2.1.17. For sending response messages to Requests of Subscribers to use a communication channel between own equipment and the Connection Point.

2.1.18. If the Provider engages any third parties for fulfillment of obligations under this Contract, by provision of Digital identifiers to third parties, the Provider obliges to conclude a written contract with such a third party. The contract with the third party shall contain requirements of the Customer to use of Digital Identifiers prescribed in clauses 2.1.7-2.1.10, 2.1.19 and 2.1.20 and the list of Digital Identifiers provided to the third party. The Provider obliges, at the request of the Customer to provide a full list of third parties including their registration or passport data and certified copies of contracts with third parties including the list of Digital Identifiers allocated to the third party, not later than 3 (Three) business days after the relevant request of the Customer. At that, the contract with a third party shall provide for the consent of the third party to disclosure of his/her personal data to the Customer by the Provider for the purposes of this Contract, and such consent should be obtained. The list of Digital Identifiers which may be transferred by the Provider to third parties under relevant contracts shall be specified by the Parties in Annex No. 4 to the Contract. The other Digital Identifiers not directly listed in Annex No. 4 as to be transferred to third parties, may not be transferred by the Provider to third parties.

2.1.19. If traffic is attracted by Voice Calls to Digital Identifiers, the Provider obliges to inform Subscribers that the service is provided for a fee by a voice information message lasting not longer than 2 (Two) seconds from commencement of the contact as follows: "The service is for a fee".

2.1.20. If the Provider offers any stimulating lotteries, actions, quizzes or other incentives (hereinafter referred to as the "Incentives") using Digital identifiers subject to provision of prizes to Subscribers, the Provider shall get an authorization of the Customer to undertake such Incentives before undertaking the same by the method under an agreement between the Parties. If the Customer authorizes the Provider to hold an Incentive, the Provider obliges to inform Subscribers on tax consequences of obtainment of prizes by Subscribers. The Provider shall not carry out lotteries, gambling using Digital Identifiers or provide services not relating to information-reference and entertainment services.

2.1.21. The Provider shall on the quarterly basis not later than 10 (ten) calendar days after termination of the last month of a quarter and at the request of the Customer send to the Customer a certificate of verification of settlements in break-up for the Branches. A copy of the certificate of verification of settlements shall be sent by fax, email and the original – with a courier or registered letter.

2.2. Obligations and Rights of the Customer:

2.2.1 To enable connection of the Provider to the Connection Point. To carry out receipt and transmission of Input and Output Traffic to Digital Identifiers according to Annex No. 4 and in accordance with Annex No. 1 to this Contract.

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2.2.2. To provide Subscribers within the communication network of the Operator with technical possibility of access between the Subscriber Device and the Point of Connection to Digital Identifiers as specified in Annex No. 4 to this Contract.

2.2.3. Upon Requests of Subscribers to Digital Identifiers allocated to the Provider to transfer the actual subscriber's number of the requesting Subscriber to the Provider for the purposes of identification and further interaction with it.

2.2.4 To fully bear expenses associated with operation of CPA System, development and modernization of technical means involved to connect to the area of responsibility of the Customer in accordance with Annex No. 1 to this Contract.

2.2.5. To timely make settlements with the Provider in accordance with article 3 of this Contract "Settlements" at such amounts as determined according to Annex No. 5 to this Contract.

2.2.6. The Customer is entitled to control Contents of the Information Center of the Provider and quality of information-reference and entertainment services provided by the Provider to Subscribers by Digital Identifiers through internet monitoring of WEB sites and by engagement of experts in that area and, if any facts of violation are identified, to timely suspend access of Subscribers between the Subscriber Device and the Information Center of the Provider through the Connection Point or to extra judicially terminate the Contract by unilateral refusal to fulfill obligations under the Contract subject to notification of the Provider in writing.

2.3. Joint Obligations of the Parties:

2.3.1. The Provider obliges to inform in writing the Customer on all changes in the name, form of incorporation, address of location, actual address of location and postal address, INN (Taxpayer Identification Number), banking and other details as well as contact details given in Annex No. 7 to this Contract. The term of notice is within 3 (Three) calendar days after relevant change.

2.3.2. The Customer obliges to notify the Provider in writing on all changes in the name, form of incorporation, address of location, actual address of location and postal address, INN (Taxpayer Identification Number), banking and other details as well as contact details given in Annex No. 7 to this Contract provided that such information concerns changes in relation to the Customer. The term of notice is within 3 (Three) calendar days after relevant change.

3. SETTLEMENTS

3.1. The Customer shall pay the fee to the provider at such amounts as determined in Annexes Nos. 5 and 6 to this Contract within the terms under clause 3.6 hereof. The amount of the fee is to be determined in rubles exclusive of VAT.

3.2. The fee shall be paid to the Provider only from the traffic paid by Subscribers. In case of payment by Subscribers of access to the Information Center of the Provider (Subscribers' Requests) within further 90 (Ninety) calendar days, the amount of the Provider's fee will be recalculated in the following Accounting Periods according to tariff rates set in periods of actual provision by the Provider of access between the Connection Point and the Information Center of the Provider and amount of attracted traffic.

3.3. On the monthly basis, within first 3 (Three) business days of the month following the Accounting Period the Provider will provide the Customer with a report on the volume of Input and Output Traffic to Digital Identifiers according to the form of Annex No. 3 to this Contract, at the email address of the Customer specified in Annex No. 7.

3.4. On the monthly basis, within 3 (Three) business days of the month following the Accounting Period, the Customer shall send to the Provider at the email address mentioned in Annex No.7 a report on the volume of Input and Output Traffic on Digital Identifiers according to the form of Annex No. 3 to this Contract (hereinafter referred to as the "Report of the Customer"). In case of any violations in the accounting period, the Customer's report shall contain the list of violations associated with non-observance of conditions of the Contract by the Provider and description thereof.

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3.5. The Provider will deliver to the Customer, not later than 5 (Five) business days after the month following the Accounting Period, original bill, Certificate of Provided Services and Report of the Customer according to the form of Annex No. 3 to this Contract. The invoice shall be issued in accordance with such procedure and within such terms as determined in clause 3 of article 169 of the Tax Code of the Russian Federation.

The Certificate of Provided Services, bill and invoice shall be executed on the basis of the Report of the Customer. The Certificate of Provided Services shall contain information on fines accrued against the Provider for non-observance of conditions of the Contract. When signing the Customer's Report and Certificate of Provided Services, the Provider recognizes violations of conditions of the Contract and the amount of accrued fines. The date of receipt of documents by the Customer from the Provider shall be the date of notification on delivery of the registered letter or the date of acknowledgement of receipt in case of a courier delivery.

3.6. If the Customer does not have any complaints against quality of access between the Connection Point and the Information Center of the Provider, contents of the Information Center of the Provider, quality of information-reference and entertainment services provided by the Provider to Subscribers of the Customer through Digital Identifiers, the Customer agrees to sign a Certificate of Provided Services and to pay the bill issued by the Provider according to data of the Report of the Customer by transfer of funds to the settlement account of the Provider not later than 15 (Fifteen) banking days after receipt of originals of the bill, invoice and Certificate of Provided Services. In case of any complaints, the Customer shall send a reasoned refusal to the Provider with the list of revealed defects within 5 (Five) business days.

3.7. In case of any deviation in data contained in reports of the Customer and reports of the Provider on the total volume of monthly attracted Input and Output Traffic admitted to Digital Identifiers by more than 5% (Five percent), the Customer will pay the fee to the Provider on the basis of the Customer's data within the terms stipulated in clause 3.6 of this Contract, until clarification of reasons for such deviation. In order to find out reasons for deviation in accounting data, the Customer and the Provider shall carry out detailed verification according to Annex No. 6 to this Contract. Detailed verification shall be done only after the Provider delivers documents prepared on the basis of the Report of the Customer.

3.8. In case of deviation in data in reports of the Parties as regard to the total volume of monthly attracted Input and Output Traffic admitted to Digital Identifiers by less than 5% (Five percent) inclusively, the Customer will pay to the Provider the fee according to data of the Report of the Customer within the terms specified in clause 3.6. of this Contract.

3.9. The fee will be paid to the Provider only after the Customer receives original documents listed in clause 3.5. of this Contract.

3.10. Subject to consent of the Customer, documents may be delivered by fax and/or email according to contact details contained in Annex No.7 to this Contract, subject to immediate sending of original documents by mail or with a courier.

3.11. The Customer may change terms and conditions of settlements hereunder. At that, the Customer shall send to the Provider a notice not later than 30 (Thirty) calendar days prior to the planned date of such change.

3.12. The date of settlement of the Provider's bill will mean the date of debit of funds from the settlement account of the Customer. Payment of the fee to the Provider by the Customer shall be made from the settlement account of the Customer specified in Annex No. 7 hereto. All documentation under this article 3 "Settlements" of this Contract shall be sent to the Customer’s address, mentioned in Annex No. 7 to this Contract.

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4. LIABILITY OF THE PARTIES

4.1. The Parties shall be liable for non-fulfillment or improper fulfillment of obligations under this Contract in accordance with such procedure and at such amounts as determined by applicable laws of the Russian Federation and this Contract.

4.2. The Customer shall not be liable for quality and accuracy of Contents of the Information Center of the Provider. The sole liability for quality and Contents of the Information Center of the Provider shall be borne by the Provider. In case of any third parties claims against quality and contents of the Information Center, the Provider obliges to settle such claims on its own.

4.3. If the Provider does not observe conditions of clause 2.1.4 of this Contract within 3 (Three) months, the Customer is entitled to extra judicially terminate the Contract by unilateral refusal to fulfill its obligations under the Contract, subject to notification of the Provider in writing.

4.4. If the Provider fails to observe conditions of clause 2.1.15 of this Contract, traffic will be deemed not attracted by the Provider and no fee will be paid to the Provider by the Customer, the Provider will pay the fine at the amount of [●]* per each event of such violation plus the cost of Input and Output Traffic, calculated according to Table 5.1 of Annex No. 5 to this Contract, over the entire Accounting Period. Besides, the Customer may block Digital Identifiers for 1 (One) month or extra judicially terminate the Contract by unilateral refusal to fulfill its obligations under the Contract, subject to notification of the Provider in writing.

4.5. The Provider warrants that contents of the Information Center complies with norms of applicable laws of the Russian Federation as well as norms of international law. The Provider obliges to reimburse to the Customer any damage caused by all charges imposed on the Customer due to violations by the Provider of applicable laws and due to claims against quality, accuracy of Contents of the Information Center subject to delivery by the Customer to the Provider of appropriate documents evidencing such damage caused to the Customer.

4.6. If any judicial or other decision is issued against the Customer (as a result of illegal acts of the Provider in connection with fulfillment of this Contract, providing for charging of the Customer, the Provider shall compensate to the Customer the full damage including all legal fees not later than 5 (Five) business days after receipt of the request from the Customer on the basis of the Customers's invoice accompanied by a copy of the claim (decision, determination, writ of execution etc.).

4.7. If the Provider refuses to pay the invoice within 5 (Five) Business days after receipt of the request from the Customer for compensation of the damage caused to the Customer pursuant to clauses 4.5, 4.6 of this Contract, the Customer may extra judicially terminate the Contract by unilateral refusal to fulfill its obligations under the Contract, subject to notification of the Provider in writing.

4.8. The Customer reserves the right to extra judicially terminate the Contract by unilateral refusal to fulfill its obligations under the Contract, subject to notification of the Provider not later than 7 (Seven) calendar days, in case of use of the communication channel and Digital identifiers by the provider for the purposes not relating to the subject-matter of this Contract.

4.9. If the Provider violates clause 2.1.18 of this Contract, the Customer may charge the Provider with a fine at the amount of [●]* on the lump-sum per each violation or hold the amount of the fine against the amount of the fee payable to the Provider for Accounting Period when the violation was committed. The Customer may terminate this Contract in extrajudicial order by unilateral refusal to fulfill its obligations subject to notification of the Provider.

4.10. If the Provider fails to fulfill conditions of clause 2.1.2 of this Contract, the Customer may extra judicially terminate the Contract by unilateral refusal to fulfill its obligations under the Contract, subject to notification of the Provider in writing.

* Omitted pursuant to request for confidential treatment.

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4.11. In case of non-observance of the term of delivery of documents according to clause 3.5 hereof, subject to timely fulfillment by the Customer of obligations under clause 3.4 of the Contract, the Customer may charge the Provider with a fine at the amount of [●]* per each event of default, postpone settlements with the Provider to the next Accounting Period and temporarily suspend acceptance and transmission of Input and Output Traffic to Digital identifiers of the Provider until fulfillment of conditions of clause 3.5. of this Contract in full.

4.12. If the Provider fails to fulfill conditions of clause 2.1.10. of this Contract, the Customer may charge the Provider with a fine at the amount of [●]* on the lump-sum basis per each event of default by holding the amount of the fine against the amount of the fee payable to the Provider for the Accounting Period when the default happened. If the mentioned above amount of the fine is more than [●]* of the amount of the fee payable to the Provider the Customer may hold fine in amount of [●]* of the fee of the Provider, but not less than [●]*. In addition, the Customer may extra judicially terminate the Contract by unilateral refusal to fulfill its obligations under this Contract, subject to notification of the Provider in writing.

4.13. If the Customer receives any claim from a Subscriber or third parties or if the Customer discovers any facts of violation by the Provider of conditions under clause 2.1.7 of the Contract, the Parties shall act in accordance with Annex No. 2 to the Contract, at that:

4.13.1. The Customer may repay funds to all affected Subscribers identified by the Customer and/or the Operator subject to further withholding of the full amount of Fraud Traffic from the Provider's fee;

4.13.2. The Customer may apply penalties for the same default under clause 2.1.7 of this Contract for so many times as the number of the Operator's Branches where the default happened according to Table No. 1

4.13.3 The Customer may apply penalties for the various defaults under clause 2.1.7 of this Contract under the same Digital identifiers in each Operator’s Branches for so many times as the number of the Operator's Branches where the default happened according to Table No. 1

4.13.4. If the Provider violates clause No. 2 of Annex No. 2 the Customer may repeatedly apply penalties in the same Accounting Period if the Provider violates clause 2.1.7 of this Contract and if the Customer already applied penalties.

4.13.5. In cases mentioned in Annex No.2 the Customer may apply penalties against the Provider taking into account volumes of Input and Fraud Traffic under the Digital Identifier at use whereof defaults happened, during Accounting Period when defaults happened, but not more than [●]* of the amount of fee for attraction of traffic under the Digital identifier and not less than [●]*, calculated according to Table No. 1:

* Omitted pursuant to request for confidential treatment.

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Table No.1

Share of Fraud Traffic, %	Fine, rubles	Total amount of all withholdings, rubles
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*
[●]*	[●]*	[●]*

Share of Fraud Traffic Kfraud shall be calculated as follows:

[●]*,

where:

[●]*

[●]*

4.13.6. In cases mentioned in Annex No. 2 of this Contract the Customer can’t apply penalties if the revenue for Fraud Traffic (Rfraud) under the Digital Identifier for Accounting Period when defaults happened would be at least not more than [●]* without VAT.

4.13.7..If it is impossible to single out Fraud Traffic in the total traffic, the Customer may charge the Provider with a fine at the amount of [●]* per each event of default by holding the amount of the fine against the amount of the fee payable to the Provider. If the mentioned above amount of the fine would be at least more than [●]* of the fee for the Digital identifier the Customer may hold fine in amount of [●]* of the fee for Digital identifier, but not less than [●]*. At that traffic unpaid by the Subscribers, identified via contacts between the Subscribers and the Operator can’t be applied in settlement of accounts.

4.13.8. If the Customer is not able to single out Fraud Traffic, the Provider may determine traffic on its own and to agree with the Customer the amount to be withheld from the fee.

4.13.9. If the Customer accepts evidences provided by the Provider on any involvement on its part and the part of third parties engaged by it in defaults under clause 2.1.7 of the Contract, the Customer shall not apply any penalties and withhold the cost of revealed Fraud Traffic from the fee".

4.14. If the Provider defaults under clause 2.1.11. of this Contract, the Provider shall compensate any caused damage to the Customer, Subscribers or third parties in full.

4.15. If the Provider defaults under clause 2.1.19 of this Contract, the Customer may charge the Provider with a fine at the amount of [●]* per each event of such default or set off the amount of the fine against the amount of the fee payable to the Provider for the Accounting Period when the default happened. The Customer shall pay fee to the Provider subject to held fine.

4.16. If the Provider defaults under clause 6.12 of this Contract, the Customer may exterminate this Contract in extrajudicial order by means of unilateral refusal to fulfill its obligations hereto subject to notification of the Provider in written. If the Provider violates clause 6.12 of this Contract the Customer also may charge the Provider with a fine at the amount of [●]*. The Customer may hold the amount of fine from the fee of Provider.

* Omitted pursuant to request for confidential treatment.

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4.17. The sum of fines to all Digital Identifiers shall be held from the sum of fee of the Provider. If the sum of fee of the Provider would be less than the sum of fines to all Digital Identifiers the fine shall be exhibited as separate account.

5. CONFIDENTIALITY

5.1. Confidential information shall mean any technical, commercial, financial information, directly or indirectly relating to relations between the Parties, other activities of the Parties or their partners (legal entities of individuals) not published in public printed editions, user documentation for equipment or otherwise disclosed for free access and becoming known to the Parties in the course of fulfillment of this Contract or preliminary negotiations for conclusion hereof.

5.2. The Parties agree not to disclose any confidential information to third parties and not to otherwise use the same other than for fulfillment of obligations under this Contract. The Parties oblige to undertake all necessary efforts to prevent disclosure of confidential information by their employees, in particular, after their dismissal.

5.3. Efforts taken by the Parties to prevent disclosure of confidential information shall be at least as strict as efforts taken by them to prevent disclosure of their own information deemed confidential by the Parties.

5.4. The Parties are responsible for maintenance of confidentiality of any documentation, information, knowledge, experience and results obtained hereunder. The Parties will take all necessary efforts to prevent disclosure of such data and will ensure observance of confidentiality by individuals, legal entities to whom the Parties provide access to such documents.

5.5. Confidentiality obligations will remain in force within 5 (Five) years after termination of this Contract.

5.6. Confidentiality obligations shall not apply when disclosure of information is required under applicable laws of the Russian Federation or if confidential information becomes public.

6. OTHER PROVISIONS

6.1. Any amendments and supplements to this Contract will be valid only if they are executed in writing and signed by authorized representatives of the Parties.

6.2. The Provider may engage third parties for accomplishment of duties being the subject-matter of this Contract, subject to observance of confidentially conditions by such persons. At that, the Provider will remain liable for acts of third parties to the Customer.

6.3. Neither Party may assign its rights and obligations under this Contract. Each Party recognizes the rights of the other Party for all trademarks, service marks and other intellectual property belonging to the Party and will not however use the same without prior written consent of the other Party.

6.4. The Parties will take all efforts to resolve disputes by means of negotiations.

6.5. In case of non-achievement of an agreement and impossibility to come to a compromise, a dispute will be referred to a court at the location of the Customer.

6.6. All notices or communications of the Customer sent for the purpose of fulfillment or interpretation of this Contract shall be executed in writing and sent by email or fax at the address of the Provider mentioned in article 9 of this Contract. Notices and communications mentioned in this Contract shall be additionally sent with a courier or registered letter within 7 (seven) calendar days (according to the date of the receipt of the postal organization).

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6.7. All notices or communications of the Provider sent for the purpose of fulfillment or interpretation of this Contract shall be executed in writing and sent by email or fax at the address of the Customer, specified in Annex No. 7 and article 9 hereof, respectively. Notices and communications mentioned in this Contract shall be additionally sent with a courier or registered letter within 7 (seven) calendar days (according to the date of the receipt of the postal organization).

6.8. This Contract is executed in the Russian language in 2 (Two) counterparts having the same legal force, one counterpart for the Provider and the Customer.

6.9. Additional aspects of relations between the Parties shall be determined in accordance with Annexes to this Contract:

• Annex No.1 "Requirements of the Customer to operative and technical interaction and liability of the Parties at organization of access to the Connection Point"

• Annex No.2 "The procedure for interaction between the parties at preparation of responses to probable claims and complaints".

• Annex No.3 "Forms of monthly documents".

• Annex No.4 "The list of allocated Digital Identifiers" .

• Annex No.5 "Minutes of agreement upon the amount of the Provider's fee".

• Annex No.6 "The procedure for verification of data on admitted traffic".

• Annex No.7 "Contact details of the Parties".

• Annex No.8 The form of the Provider's Request for determination of contents of the Information Center of the Provider.

All the above listed Annexes to this Contract represent integral parts hereof.

6.10. The Parties warrant to each other that they possess all necessary rights, licenses, authorizations in accordance with applicable laws of the Russian Federation to enter the above determined relations, conclude this Contract, take the above steps and fulfill obligations under this Contract.

6.11. The Parties represent that there are no obstacles preventing them from fulfillment of their obligations hereunder.

6.12. No claim of the Provider against the Customer arising within the framework of this Contract may be assigned to a third party.

7. TERM AND TERMINATION OF THE CONTRACT

7.1. This Contract will become effective since signing and shall remain in force within one calendar year. The Contract is deemed extended for each further calendar year under the same conditions unless either of the Parties requires termination of the Contract at least 30 (Thirty) days prior to expiration of the term. This Contract may be terminated in cases prescribed by laws of the Russian Federation and/or third Contract.

7.2. The Contract may be extra judicially terminated at the initiative of the Customer by unilateral refusal to fulfill its obligations under the Contract, subject to notification of the Provider to that effect at least 7 (Seven) calendar days prior to the proposed date of termination, other than in cases described in clauses 2.2.6, 4.3, 4.4, 4.7, 4.9, 4.10, 4.12, 4.16 of this Contract. At that, the Parties shall make mutual settlements.

7.3. The Contract may be extra judicially terminated by the Provider by unilateral refusal to fulfill its obligations under the Contract, subject to notification of the Customer to that effect at least 14 (Fourteen) calendar days prior to the proposed date of termination. At that, the Parties shall make mutual settlements.

7.4. Termination of the Contract for any reason will not release the Parties from the obligation to fully repay their debts, if any, over the entire period prior to termination of this Contract.

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8. FORCE-MAJEURE

8.1. The Parties to this Contract will be released from liability for full or partial non-fulfillment of their obligations if such non-fulfillment directly results from any force-majeure, i.e. events which could not be foreseen or prevented. Such events include: natural disasters, military acts, adoption by governmental authorities or local authorities of regulatory or law enforcement acts and other steps beyond reasonable foreseeing and control of the Parties.

8.2. In case of events mentioned in clause 8.1. of this Contract, each Party shall, not later than 5 (Five) days after occurrence of such events, notify the other Party thereon in writing with attachment of an evidence issued by the Chamber of Industry and Commerce or another competent authority. The notice shall contain data on the nature of events, assessment of impact thereof on the possibility of fulfillment by the Party of its obligations under this Contract and estimated terms of existence thereof.

8.3. In case of events mentioned in clause 8.1. of this Contract, the term of fulfillment by the Party of obligations under this Contract will be postponed pro rata the period of time when such events exist.

8.4. If force-majeure lasts for more than one month, the Parties will take additional negotiations to find alternative methods of fulfillment of this Contract, or this Contract will be terminated at the initiative of either of the Parties.

9. ADDRESSES AND BANKING DETAILS OF THE PARTIES

	THE CUSTOMER:	THE PROVIDER:
Address of location:	d. 40,str. 4, Bolshaya Ordynka street, Moscow, 119017	d. 57, str. 1, Dubininskaya street, Moscow, 115054
Postal address:	d. 40, str, 4, Bolshaya Ordynka street, Moscow, 119017	d. 82, Marata Street, Saint Petersburg, 191119
INN (Taxpayer Identification Number)	[●]*	[●]*
Settlement account	[●]*	[●]*
Bank's name	Sberbank of Russia OAO, the city of Moscow	OAO ‘’ALPHA-BANK’’, the city of Moscow
Correspondent account	[●]*	[●]*
BIC (Bank Identification Code)	[●]*	[●]*
KPP (Tax Registration Reason Code)	[●]*	[●]*

* Omitted pursuant to request for confidential treatment.

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10. SIGNATURES OF THE PARTIES

On behalf of the Customer:

V.Y. Starodubov/_/s/ Starodubov__________________/

On behalf of the Provider:

Ts.Kh.Katsaev/_/s/ Katsaev______________________/

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CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from Sections 3.1.9 and 3.2.9 of this Annex. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

Annex No. 1 to Contract No. СРА/ML-17 Dated March 1, 2013

"Requirements of the Customer to operative and technical interaction and liability of the Parties at organization of access to the Connection Point"

Moscow

March 1 , 2013

ZAO "MegaLabs", incorporated and registered in accordance with laws of the Russian Federation, hereinafter referred to as the "Customer", represented by the Director on Operating activities V.Y. Starodubov, acting on the basis of power of attorney No. 16-CEO-Ish-459/12 dated 07.12.2012, on the one hand,                                               and TOT MONEY LLC, incorporated and registered in accordance with laws of the Russian Federation, hereinafter referred to as the "Provider", represented by the General Director Ts. Kh. Katsaev acting on the basis of the Articles of Association, on the other hand (hereinafter the Customer and the Provider are collectively referred to as the "Parties" and individually as the "Party"), have agreed to the following effect:

1. Terms and definitions

All terms and definitions not defined in this Annex shall correspond to terms and definitions given in the Contract.

The Connection Point is:

“Messaging Network Content provider access Centre” (CPA) system – Software and technical complex which provides interaction between information system of the Customer and information system of the Provider.

2. MUTUAL CONNECTION AND AREAS OF RESPONSIBILITY OF THE PARTIES

2.1. Voice Dialup Connection

Connection of the Information Center of the Provider to the Connection Point shall be exercised by one of the below listed methods:

2.1.1. By readdressing of all incoming calls from Digital Identifiers to the internal number in the communication network of the Operator. In this case the connection point is the SIM card with an assigned internal number in the communication network of the Operator whereto readdressing is made. The SIM card is to be issued by the Operator to the Provider on the basis of a separate Contract.

2.1.2. By means of physical connection of switching equipment of the Operator and/or the Customer to the Information Center of the Provider by Digital Channels Е1, interface G.703/G.704, if the Operator and the Provider are technologically ready to realization of such scheme. Carrying capacity of Е1 channels and the number thereof shall be determined in the course of operation depending on load according to criteria of quality determined in section 3 of this Annex. Type of signaling: EDSS1. Electrical parameters in the connection point shall comply with recommendations of МСЭ-Т G.703, load resistance of balanced cables is 120 Om. In this case the connection point will be the point of connection of the E1 channel to the Operator's DDF.

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2.1.3. By readdressing all incoming calls from Digital Identifiers to the number of PT. This method of connection may be done by the Parties as follows:

2.1.3.1. For the Federal connection by readdressing to the pool of the Federal routing numbers of connection operators which provide traffic termination on equipment of the Provider.

2.1.3.2. For the local connection subject to compulsory assignment of the PT number to the region of assignment of the Operator's numbering.

2.2. Dialup connection for the purpose of simultaneous transmission of speech and image (Video Call)

Connection of the Information Center of the Provider to technological equipment of the Operator and/or the Customer shall be exercised by physical connection of the Operator's and/or the Customer’s switch equipment to the Information Center of the Provider by Digital Channels Е1, interface G.703/G.704, if the Customer and the Provider are technologically ready to realization of such scheme. Carrying capacity of Е1 channels and the number thereof shall be determined in the course of operation depending on load. Type of signaling: ISUP. Electrical parameters in the connection point shall comply with recommendations of МСЭ-Т G.703, load resistance of balanced cables is 120 Om. In this case the connection point will be the point of connection of the E1 channel to the Operator's DDF TMR=64Kbit/s.

2.3.Connection to transmit text messages (SMS messages)

For transmission of Subscribers' Requests to the Provider and sending response messages, a communication channel between the Connection Point and the Provider's equipment is used. The software and hardware complex of the Provider is connected to the Connection Point via the protocol SMPP v.3.4 via Internet. The Provider on its part sets channel forming equipment (e.g. Cisco with the operational system IOS and support of IP/FW/IPSec 3DES or functionally equivalent one) to connect via Internet. In this case the connection point is the last switch device of the Internet provider providing the Party with an allocated Internet access channel.

2.4. Connection to transmit non-structured messages (USSD messages)

To transmit session requests to the Provider, a communication channel is used between the Connection Point and server equipment of the Provider. The software and hardware complex of the Provider is connected to the Operator's USSDC via the protocol SMPP v3.4 via Internet. The Provider on its part sets channel forming equipment (e.g. Cisco with the operational system IOS and support of IP/FW/IPSec 3DES or functionally equivalent one) to connect via Internet. In this case the connection point is the last switch device of the Internet provider providing the Party with an allocated Internet access channel.

2.5. Connection for transmission of multimedia messages (MMS messages)

Interaction of the Information Center of the Provider and the Connection Point is exercised via the protocol EAIF or MM7. For transmission of Subscribers' requests to the Provider and sending response messages, a communication channel shall be used between the Connection Point and Provider's equipment for transmission of multimedia MMS messages. The hardware and software complex of the Provider may be connected to the Connection Point via Internet. The Provider on its part sets channel forming equipment (e.g. Cisco with the operational system IOS and support of IP/FW/IPSec 3DES or functionally equivalent one) to connect via Internet. In this case the connection point is the last switch device of the Internet provider providing the Party with an allocated Internet access channel

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2.7. Areas of responsibility of the Parties

2.7.1. The area of responsibility of the Customer includes all technical facilities of the Customer and the Operator from the Subscriber Device to the Connection Point including intermediate switchboards, unless otherwise is agreed between the Parties.

2.7.2. The area of responsibility of the Provider includes all technical devices belonging to the Provider or leased by it including intermediate switchboards, from the Connection Point to the Information Center of the Provider.

3. CRITERIA OF QUALITY AND OPERATIVE TECHNICAL INTERACTION OF THE PARTIES

3.1. QUALITY CRITERIA for Voice connections

The level of lost calls in any direction shall not exceed 1% per hour of the maximum load (HML).

Intensity of load on signal lines shall not exceed 0.2 Erl per signal line. In case of continuous excess of real values of load intensity above the mentioned one, the Parties agree to arrange for additional signal lines within three days since the date of reasoned request of one of the Parties.

Minutes of operative and technical cooperation of the Parties

3.1.1 The Parties oblige to maintain technical facilities and devices in their networks and to ensure due functioning thereof in accordance with:

• technical documentation for the network equipment;

• rules of technical operations of the "Cell Mobile Communication Network";

• applicable branch norms, standards and rules;

• regulations (rules, guidelines, instructions, orders etc.) of state authorities issued by them within the limits of their competence and approved in accordance with the procedure applicable in the Russian Federation.

3.1.2. The Parties oblige to keep serviceable terminal equipment and communication facilities and to avoid connection to their network of equipment not having a certificate of compliance from the Ministry of Information Technologies and Communications of the Russian Federation.

3.1.3. The Parties undertake to carry out thorough control of quality of service of calls in their networks.

3.1.4. The Customer obliges to ensure transmission to the Provider's network of the number of the calling Subscriber in the Operator's communication network in the format Е164.

3.1.5. At the request of either of the Parties to provide data on quality of communication via the digital track, to agree upon testing of the digital track between terminal points.

3.1.6. To immediately find out reasons for incompliance of quality of provided services with norms of quality determined in section 2 of this Annex and to take efforts to eliminate such reasons.

3.1.7. To immediately arrange for notification in case of accidents and damages and to take coordinated efforts to restore communications.

3.1.8. Control of quality of communications shall be exercised by observation and control systems as well as sub-systems for management of the network which shall be activated at the Provider's equipment and the Connection Point. Requirements to network control sub-systems are specified in МСЭ-Т.

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3.1.9. Interaction of technical personnel of the Provider and the Customer in case of deterioration of quality of communication:

•	The personnel of the input direction is responsible for checks and identification of reasons for failure of check connections.
•	Upon submission of a request from an Operator's Subscriber, the technical personnel shall check correctness of sequence of digits dialed up by the Subscriber to reach the required direction, control dialups to confirm non-passages in that direction.
•	If non-passage in this direction is found out, the technical personnel of the Party who revealed the problem shall, together with the technical personnel of the other Party, carry out tests and find out the reasons for such non-passage (failures, mistakes in software, loss of information or other).
•	Requests due to non-passage may be accepted only from the technical personnel at telephone numbers mentioned in Annex No. 7 to this Contract. Within [●]* after receipt of the request, the personnel of the other Party shall inform on reasons for the failure and terms of elimination thereof.
•	In case of failure of equipment of one of the Parties and restoration of its serviceability, the technical personnel of the Party whose equipment failed shall inform the personnel of the other Party to that effect at the telephone numbers mentioned in Annex No. 7 to this Contract.
•	In any case, the time of submission of the request, time of elimination of the damage, reasons, full name of the executor shall be fixed by both Parties in the minutes.

3.1.10. In case of necessity of execution of planned, repair or preventive works by the Parties on their switching equipment, the Parties will send to each other a written notice by phone, fax or email at the details specified in Annex No. 7 hereto not later than 1 (One) business day prior to the planned date of works. At that, the Parties shall attempt to choose and agree upon such time of works as will impact the least the quality of provided services.

3.2. QUALITY CRITERIA for dialup connection for the purpose of simultaneous transmission of speech and image (Video call)

The level of lost calls in any direction shall not exceed 1% per hour of the maximum load (HML).

Intensity of load on signal lines shall not exceed 0.2 Erl per signal line. In case of continuous excess of real values of load intensity above the mentioned one, the Parties agree to arrange for additional signal lines within three days since the date of reasoned request of one of the Parties.

Minutes of operative and technical cooperation of the Parties

3.2.1 The Parties oblige to maintain technical facilities and devices in their networks and to ensure due functioning thereof in accordance with:

• technical documentation for the network equipment;

• rules of technical operations of the "Cell Mobile Communication Network";

• applicable branch norms, standards and rules;

• regulations (rules, guidelines, instructions, orders etc.) of state authorities issued by them within the limits of their competence and approved in accordance with the procedure applicable in the Russian Federation.

3.2.2. The Parties oblige to keep serviceable terminal equipment and communication facilities and to avoid connection to their network of equipment not having a certificate of compliance from the Ministry of Information Technologies and Communications of the Russian Federation.

3.2.3. The Parties undertake to carry out thorough control of quality of service of calls in their networks.

* Omitted pursuant to request for confidential treatment.

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3.2.4. The Customer obliges to ensure transmission to the Provider's network of the number of the calling Subscriber in the Operator's communication network in the format Е164.

3.2.5. At the request of either of the Parties to provide data on quality of communication via the digital track, to agree upon testing of the digital track between terminal points.

3.2.6. To immediately find out reasons for incompliance of quality of provided services with norms of quality determined in section 2 of this Annex and to take efforts to eliminate such reasons.

3.2.7. To immediately arrange for notification in case of accidents and damages and to take coordinated efforts to restore communications.

3.2.8. Control of quality of communications shall be exercised by observation and control systems as well as sub-systems for management of the network which shall be activated at the Provider's equipment and the SC MCS of the Customer. Requirements to network control sub-systems are specified in МСЭ-Т.

3.2.9. Interaction of technical personnel of the Provider and the Customer in case of deterioration of quality of communication:

• The personnel of the input direction is responsible for checks and identification of reasons for failure of check connections.

• Upon submission of a request from an Operator's Subscriber, the technical personnel shall check correctness of sequence of digits dialed up by the Subscriber to reach the required direction, control dialups to confirm non-passages in that direction.

• If non-passage in this direction is found out, the technical personnel of the Party who revealed the problem shall, together with the technical personnel of the other Party, carry out tests and find out the reasons for such non-passage (failures, mistakes in software, loss of information or other).

• Requests due to non-passage may be accepted only from the technical personnel at telephone numbers mentioned in Annex No. 7 to this Contract. Within [●]* after receipt of the request, the personnel of the other Party shall inform on reasons for the failure and terms of elimination thereof.

• In case of failure of equipment of one of the Parties and restoration of its serviceability, the technical personnel of the Party whose equipment failed shall inform the personnel of the other Party to that effect at the telephone numbers mentioned in Annex No. 7 to this Contract.

• In any case, the time of submission of the request, time of elimination of the damage, reasons, full name of the executor shall be fixed by both Parties in the minutes.

3.2.10. In case of necessity of execution of planned, repair or preventive works by the Parties on their switching equipment, the Parties will send to each other a written notice by phone, fax or email at the details specified in Annex No. 7 hereto not later than 1 (One) business day prior to the planned date of works. At that, the Parties shall attempt to choose and agree upon such time of works as will impact the least the quality of provided services.

3.3.QUALITY CRITERIA when transmitting SMS/MMS/USSD messages

Time of response of the Information Center of the Provider to a Request from the Subscriber shall not exceed 10 seconds taking into account time from receipt of the Request from the Subscriber by the Provider will transmission of the response to the Subscriber.

Minutes of operative and technical cooperation of SMS/MMS/USSD technologies

* Omitted pursuant to request for confidential treatment.

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3.3.1. The Provider is responsible for serviceability of equipment (service) in the area of responsibility of the Provider.

3.3.2. The Customer is responsible for serviceability of equipment in the area of responsibility of the Customer.

3.3.3. Serviceability of the software and hardware complex of the Provider and connection with the Customers's equipment shall be monitored from the working place of the responsible person of the Provider. Monitoring includes control of the status of connection and current load of the software and hardware complex.

3.3.4. If impossibility of sending messages is revealed, the on-duty personnel of the Provider will identify the reason for break of communications.

3.3.5. If it is impossible to connect the Connection Point, the on-duty personnel of the Provider will inform the on-duty personnel of the Customer thereon and will carry out joint works with it to restore the communication channel. At the same time the on-duty personnel of the Provider, if necessary, together with the on-duty personnel of the Customer, will take efforts to switch its equipment to another access channel.

3.3.6. All events of breaks in communications will be fixed in appropriate documentation of on-duty shifts of the Parties with compulsory indication of time, measures taken and family names of officials engaged to restore communications.

Signatures of the Parties

On behalf of the Customer: V.Y. Starodubov/_/s/ Starodubov__________________/	On behalf of the Provider: Ts. Kh. Katsaev /_/s/ Katsaev_____________________/

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[English translation from the original Russian language document]

Annex No. 2 to Contract No. CPA/ML-17 dated the 1st of March 2013

Procedure for Interaction between the Parties when Preparing Responses to Probable Claims and Complaints

Moscow

the 1st of March 2013

ZAO "MegaLabs", incorporated and registered in accordance with laws of the Russian Federation, hereinafter referred to as the "Customer", represented by the Director on Operating activities V.Y. Starodubov, acting on the basis of power of attorney No. 16-CEO-Ish-459/12 dated 07.12.2012, on the one hand,                                  and TOT MONEY LLC, incorporated and registered in accordance with laws of the Russian Federation, hereinafter referred to as the "Provider", represented by its General Director, Ts.Kh. Katsaev, acting on the basis of the Articles of Association, on the other hand (hereinafter the Customer and the Provider are collectively referred to as the "Parties" and individually, as the "Party"), mutually agree as follows:

1. If the Customer reveals any event of default by the Provider by any of the methods specified in clause 2.2.6 of the Contract, the Customer shall notify the Provider in writing or by email within one (1) calendar day after such default is revealed, in accordance with the contact details contained in Annex No. 7 to this Contract.

2. Upon receipt of confirmed information of default revealed by the Customer by any of the methods specified in paragraph 2.2.6 of the Contract from the Customer, the Provider shall lock the Prefix for attraction of traffic and/or take other measures to remedy any default on services in violation of the terms and conditions of the Contract within three (3) hours upon receipt from the Customer of confirmed information about such event of default. The Provider shall also take measures to remedy any event of default within its competence as soon as practicable and within three (3) hours upon notice from the Customer notify the Customer of any of the actions done to remedy such event of default. The Provider shall submit evidence of remedy of such event of default or reasoning for impossibility of remedying the event of default by the Provider within the specified period.

3. If the Provider fails to remedy any confirmed event of default revealed by the Customer by any of the methods specified in clause 2.2.6 of the Contract within three (3) hours upon receipt of confirmed information about such event of default from the Customer, the Customer may block for up to one (1) month the Digital Identifiers used for the actions specified in clause 2.1.7 of the Contract. In this case, penalties and other provisions stated in clause 4.13 of the Contract shall apply to the Provider in any case.

4. Any notice sent by the Customer to the Provider with regard to written or oral claims (demands, complaints), requests or suits or other official documents sent to the Customer by the Subscriber or any other interested party or competent state authorities (hereinafter, the “Claims”) as related to the contents (including quality and reliability) of the Information Center out of accordance with the applicable laws or provisions of this Contract, low-quality access provision or provision no access to the Information Center, improper advertising of the Information Center and other violations of its obligations under the Contract specified in clause 2.1.7 of the Contract by the Provider shall contain the following details: the Subscriber’s Number, main points of the claim and date. The Customer shall state the approximate time of the event that has become the reason for such Claim, specify the web resource or any other material (mass media, SMS messages, spam in social networks, etc.) from which the Subscriber has obtained information about the service that has become the subject matter of the Claim, if such facts are known to it.

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5. Claims shall include the following types by the service type mentioned in the Claim:

5.1.	Correct Service means provision of access to the Information Center of the Provider at Subscribers’ Requests on the terms and conditions of this Contract;

5.2.	Incorrect Service means any service whose description does not reflect the actual situation, does not comply with the terms and conditions of the Contract, rules established by the Customer, misinforms the Subscriber with regard to the contents and value of the access provided to the Information Center of the Provider at Subscribers’ Requests or service infringing the Subscriber or any third party (including property damage);

5.3.	Messages from competent state authorities;

5.4.	Compromising Service means unlawful acts of third parties infringing the Customer’s goodwill. Unlawful acts in this clause include distribution of untrustworthy information about Prefixes used and/or services provided; placement of public offers for provision of alleged or fictitious access to the Information Center of the Provider without any legal effect specified in such offers; other acts done to infringe the Customer’s goodwill only, including the ones deemed to be unfair competition in accordance with the applicable laws of the Russian Federation.

6. Upon receipt of any Claim by the Customer, the Customer shall check the Claim with regard to the existence/lack of the Subscriber’s Request to the Information Center of the Provider, existence/lack of tariffing the Request or violations by the Customer when establishing connection to the Digital Identifier allocated to the Provider. If the fact of the Subscriber’s Request is confirmed, and in the course of the inspection no fault in the Customer’s equipment is revealed such a Claim shall be sent by the Customer to the Provider in writing or by email for consideration thereof with accordance with the contact details contained in Annex No. 7 to the Contract.

7. Upon receipt of information about the Claim from the Customer, the Provider shall check the contents of the Claim as related to any violation by the Provider within one (1) calendar day.

8. If the Correct Service is mentioned in the Claim and access to the Information Center at the Subscriber’s Request is provided in full, the Provider shall send to the Customer its response for forwarding to the Subscriber within one (1) calendar day upon receipt of information about the Claim from the Customer. In this case, the Customer shall not apply any penalty or other terms and conditions provided for in clause 4.13 of the Contract to the Provider.

9. If the Correct Service is mentioned in the Claim but the response from the Information Center to the Subscriber is not given in full and with proper quality, the Provider shall provide access to the Information Center on a repeated basis at the Subscriber’s Request in full within one (1) calendar day. After that, the Provider’s support service shall get in touch with the Subscriber to confirm provision of access to the Information Center at the Subscriber’s Request in full. The Provider shall send an explanation to the Customer with regard to the fact of such Claim. In this case, the Customer shall not apply any penalty or other terms and conditions provided for in clause 4.13 of the Contract to the Provider. If no access to the Information Center may be provided in full for any reason beyond the Provider’s control, the Provider shall notify the Customer thereof with provision of the relevant evidence; the Customershall not take into account the relevant Subscriber’s Request when calculating the Provider’s fee and addresses to the Operator to make the refund to the Subscriber’s personal account. In this case, the Customer shall not apply any penalty or other terms and conditions provided for in clause 4.13 of the Contract to the Provider.

If the Provider provides no access to the Information Center at the Subscriber’s Request in full once more within the period specified herein and fails to provide evidence of impossibility to provide access to the Information Center for any reason beyond the Provider’s control, the Customer may apply a penalty or other terms and conditions provided for in clause 4.13 of the Contract to the Provider.

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10. If the Incorrect Service is mentioned in the Claim, the Provider shall block the Prefix as related to the services breaching the terms and conditions of the Contract within three (3) hours upon receipt of confirmed information about the violation from the Customer. If the Provider has no technical capabilities and on condition of the relevant notice to the Customer containing reasons for absence of such technical capabilities of blocking the Prefix within three (3) hours, the Provider may block the Prefix within twenty-four (24) hours upon receipt of information about the Claim from the Customer. The Provider shall also take measures to remedy the violation within its competence as soon as it is feasible and within three (3) hours upon notice from the Customer notify the Customer of any action to remedy the violation. In particularly complicated cases, the Provider may extend the violation remedy period to three (3) calendar days upon notice about such violation from the Customer. The Provider shall submit evidence of remedy of such violation or reasoning for impossibility of remedying the violation by the Provider within the specified period. An official response shall be sent to the Customer for forwarding to the Subscriber within one (1) calendar day upon receipt of information about the Claim by the Provider. The Customer may apply a penalty or other terms and conditions provided for in clause 4.13 of the Contract to the Provider.

11. If the Customer receives any message from competent state authorities about any violation, upon receipt of such message the Customer shall immediately notify the Provider thereof. In this regard, the Parties shall act in accordance with clauses 2 and 3 hereof.

12. If the Compromising Service is mentioned in the claim, the Provider shall within one (1) calendar day provide conclusive evidence of its noninvolvement in the violation. In this case, such fact shall not be deemed to be evidence of the Provider of the non-participation in violation if communication channels between the Provider’s equipment and the Customer’s equipment (clause 2.1.17 of the Contract) have been used for responses to Subscribers’ Requests. The Provider may adduce any other argument to prove its noninvolvement in the violation. Moreover, the Provider shall take any and all measures provided for in clause 2 hereof. The Customer shall consider the evidence submitted by the Provider within five (5) business days upon receipt thereof from the Provider and make a decision on recognition or non-recognition of the service as the Compromising one. If the Provider submits conclusive evidence of its noninvolvement in the violation or if the evidence submitted by the Provider is deemed reasonable and sufficient for the Customer, the Customer shall not apply any penalty or other terms and conditions provided for in clause 4.13 of the Contract to the Provider.

13. If a written or emailed Claim is directly received by the Provider, the Provider shall immediately notify the Customer of the receipt and nature of such a Claim and check the fact of violation. If the fact of violation is confirmed, the Provider shall take measures to remedy the violation in accordance with clause 2 hereof. The Provider shall send to the person whom the Claim has been received from its official response within three (3) business days upon receipt of the Claim and send a copy thereof to the Customer.

14. The Provider and the Customer may not make any refund to the Subscriber’s personal account upon receipt of information about any type of violations stated herein and when considering Claims. The Operator shall be entitled to make any refund to the Subscriber due to improper access to the Information Center of the Provider only.

15. In all cases of confirmed violations resulting in material damage to the Subscriber when connecting to the Information Center of the Provider and lack of the Provider’s response to the Customer’s notice of the Claim within five (5) business days the Operator, after the address of the Customer to him to make the refund, shall reimburse the Subscriber for damages restoring the value of the Claim to the Information Center of the Provider on the Subscriber’s account. No Claim under which the Operator has reimbursed the Subscriber for damages shall be taken into consideration in calculation of the Provider’s fee for the relevant Accounting Period. If any confirmed fact of violation in relation to the Request already taken into consideration in calculation and payment of the fee to the Provider in the previous Accounting Periods is revealed, the Provider shall make a refund of the fee accrued on such request to the Customer within five (5) business days upon receipt of the relevant claim from the Customer. The Customer may also set off the above-mentioned amount against payment of the Provider’s fee amount for the Accounting Period immediately following.

24

16. The Customer and the Provider shall exchange Claim-related documents by facsimile and/or email in accordance with the contact details contained in Annex No. 7 to the Contract. Any notice of violations may, in addition to such communication means, be sent to each other by the Parties by any available means increasing efficiency of Claims processing and remedy of violations, including from the Operator to Provider.

Signatures of the Parties

On behalf of the Customer:	On behalf of the Provider:
V.Y. Starodubov /_/s/ Starodubov______________/	Ts.Kh. Katsaev /_/s/ Katsaev______________________/

25

[English translation from the original Russian language document]

Annex No. 3 to Contract No. CPA/ML-17 dated March 1, 2013

FORMS OF MONTHLY DOCUMENTS

1. Form of the Certificate of Provided Services

CERTIFICATE of Provided Services No.____

Under Contract No. _______________ dated _________ ____ 20____

Moscow

_________ ____ 20____

ZAO "MegaLabs", incorporated and registered in accordance with laws of the Russian Federation, hereinafter referred to as the "Costumer", represented by the Director on Operating activities V.Y. Starodubov, acting on the basis of power of attorney No. 16-CEO-Ish-459/12 dated 07.12.2012, on the one hand,                                       and TOT MONEY LLC represented by its General director, Ts.Kh. Katsaev, acting on the basis of the Articles of Association, hereinafter referred to as the "Provider", on the other hand (hereinafter collectively referred to as the "Parties" and individually as the "Party"), enter into this certificate and agree as follows:

1. Pursuant to the terms and conditions of Contract No. __/_________ dated _________ ____ 20____ (hereinafter, the “Contract”), the Provider has provided access from the Connection Point to the Information Center of the Provider and attracted traffic for the Accounting Period from _________ ____ to _________ ____ 20____.

No.	Digital Identifier	Transportation technology (SMS, MMS, USSD, Voice Call, Video Call)	Output Traffic volume (number of SMS,MMS, USSD messages in pieces, Voice Calls and Video Calls in min.)	Input Traffic volume (number of SMS,MMS, USSD messages in pieces, voice calls and video calls in min.)	Fee of the Provider, calculated in accordance with equation specified in Annex No. 5 to the present Part(in rubles, exclusive of VAT)				Total fee amount payable to Provider (in rubles, exclusive of VAT)	Fee amount payable to Provider (in rubles, inclusive of VAT)
					E*G	H*G	D1	F

26

1. Capital Branch
1	VOICE
2	SMS
3	MMS
4	USSD
5	Video Calls
Total
2. North-West Branch
1	VOICE
2	SMS
3	MMS
4	USSD
5	Video Calls
Total
3. Central Branch
1	VOICE
2	SMS
3	MMS
4	USSD
5	Video Calls
Total
4. Caucasian Branch
1	VOICE
2	SMS
3	MMS
4	USSD
5	Video Calls
Total
5. Povolzhskiy Branch
1	VOICE
2	SMS
3	MMS
4	USSD
5	Video Calls
Total

27

6. Ural Branch
1	VOICE
2	SMS
3	MMS
4	USSD
5	Video Calls
Total
7. Siberian Branch
1	VOICE
2	SMS
3	MMS
4	USSD
5	Video Calls
Total
8. Far East Branch
1	VOICE
2	SMS
3	MMS
4	USSD
5	Video Calls
Total
Total on all Branches

The Provider ensured access between the Connection Point and the Information Center of the Provider and attracted traffic with sufficient quality on time and in full. The Parties don’t have complaints to each other.

Fee amount payable to Provider is ______ (sum in words) rubles, inclusive of VAT 18% _____ (sum in words) rubles.

28

2.	List of violations subject to penalty made by the Provider:

Sufficient clause of this Part	Fee amount payable to Provider for the Accounting period when the violations happened exclusive charge-off for the Previous Accounting Period E*G+H*G-F (in rubles exclusive of VAT)	The Operator’s Branch	Penalty amount (in rubles exclusive of VAT)**

Total:

* VAT shall not be accrued on any penalty amount in accordance with the applicable laws of the Russian Federation

3.	The amount payable to the Provider (clauses 1-2) shall be ______ (in words) rubles, inclusive of VAT 18% _____ (in words) rubles.

The Operator’s Branch	The amount should be transferred to the Provider (clause 1- clause 2)

Total:

4.	This Certificate is made and executed in two equally authentic original copies, one for each of the Parties.

On behalf of the Customer:	On behalf of the Provider:
_________________________ /_______________________/	_________________ /_______________________/

29

2. Form of the Customer’s Report on the Input and Output Traffic Volume to Digital Identifiers

REPORT

on the Input and Output Traffic Volume to Digital Identifiers No. ____

and Revealed Violations of the Provider

Under Contract No. _____________ dated _________ ____ 20___

Moscow

_________ ____ 2013

Pursuant to the terms and conditions of Contract No. __/__________ dated ____ _________ 200__ entered into by and between the Operator and the Provider in the Accounting Period from ____ _________ to ____ _________ 200__ was recorded

1.	Traffic Volume to Digital Identifiers:

No.	Digital Identifier	Transportation technology (SMS, MMS, Voice Call, Video Call)	Output Traffic volume (number of SMS, MMS messages in pieces, minutes of Voice Calls, and Video Calls)	Input Traffic volume (number of SMS, MMS messages in pieces, minutes of Voice Calls, and Video Calls)	Output Fraud Traffic volume (number of SMS, MMS messages in pieces, minutes of Voice Calls, and Video Calls)	Corrections for the Previous Accounting Periods the Fraud Traffic paid at the Accounting Period (corrections in accordance with clause 3.2 of the Contract) (number of SMS, MMS messages in pieces, minutes of Voice Calls, and Video Calls)
1. Capital Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
2. North-West Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls

30

3. Central Branch
1	VOICE
2	SMS
3	MMS
4	USSD
5	Video Calls
Total
4. Caucasian Branch
1	VOICE
2	SMS
3	MMS
4	USSD
5	Video Calls
Total
5. Povolzhskiy Branch
1	VOICE
2	SMS
3	MMS
4	USSD
5	Video Calls
Total
6. Ural Branch
1	VOICE
2	SMS
3	MMS
4	USSD
5	Video Calls
Total
7. Siberian Branch
1	VOICE
2	SMS
3	MMS
4	USSD
5	Video Calls
Total

31

8. Far East Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls

2.	Full paid traffic volume on Digital identifiers:
No.	Digital Identifier	Transportation technology (SMS, MMS, Voice Call, Video Call)	Output Traffic volume (number of SMS, MMS messages in pieces, minutes of Voice Calls, and Video Calls)	Input Traffic volume (number of SMS, MMS messages in pieces, minutes of Voice Calls, and Video Calls)	Funds charge-off from the Subscriber (in rubles exclusive VAT)
1. Capital Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
2. North-West Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls

32

3. Central Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
4. Caucasian Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
5. Povolzhskiy Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
6. Ural Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
7. Siberian Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls

33

8. Far East Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls

3.	Fund charge-off for CbI service for the Accounting Period on the following Digital identifiers:
No.	Digital Identifier	Transportation technology (SMS, MMS, Voice Call, Video Call)	Fund charge-off for CbI service (in rubles exclusive VAT)	Remaining balance for CbI service (in rubles exclusive VAT)
1. Capital Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
2. North-West Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
3. Central Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls

34

4. Caucasian Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
5. Povolzhskiy Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
6. Ural Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
7. Siberian Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls

35

8. Far East Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls

4.	Fund charge-off for CbI service for the Previous Accounting Periods on the following Digital identifiers:
No.	Digital Identifier	Transportation technology (SMS, MMS, Voice Call, Video Call)	Fund charge-off for CbI service (in rubles exclusive VAT)	The Previous Accounting Period (month, year)
1. Capital Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
2. North-West Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
3. Central Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls

36

4. Caucasian Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
5. Povolzhskiy Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
6. Ural Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
7. Siberian Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls
8. Far East Branch
1.	0Ахх	VOICE
2.	000ххх	SMS
3.	667ххх	MMS
4	*ххх#	USSD
5	Video Calls	Video Calls

37

On behalf of the Customer:	On behalf of the Provider:
_________________ /_______________________/	_____________ /_______________________/

Form of the Customer’s Report on the Input and Output Traffic Volume to Digital Identifiers

On behalf of the Customer:	On behalf of the Provider:
V.Y. Starodubov /_/s/ Starodubov______________________/	Ts.Kh. Katsaev /_/s/ Katsaev______________________/

38

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from this Annex. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

Annex No. 4 to Contract No. ML-17 dated the 1st of March 2013

LIST OF ALLOCATED DIGITAL IDENTIFIERS

Moscow

the 1st of March 2013

ZAO "MegaLabs", incorporated and registered in accordance with laws of the Russian Federation, hereinafter referred to as the "Customer", represented by Director on Operating activities V.Y. Starodubov, acting on the basis of power of attorney No. 16-CEO-Ish-459/12 dated 07.12.2012, on the one hand,                                   and TOT MONEY LLC, incorporated and registered in accordance with laws of the Russian Federation, hereinafter referred to as the "Provider", represented by its General Director, Ts. Kh. Katsaev, acting on the basis of the Articles of Association, on the other hand (hereinafter the Customer and the Provider are collectively referred to as the "Parties" and individually, as the "Party"), mutually agree as follows:

In the Operator’s communication network, the following Digital Identifiers are allocated for the Provider with the following tariff rates for the Subscriber, and the following technologies and connection methods are used:

No.	Digital Identifier	Contents of Information Center of Provider	Transportation technology (SMS, MMS, USSD, voice call, video call)	Tariff rate for Subscriber*, in rubles, exclusive of VAT	Connection method	Territory of Digital Identifier
1.	2151	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
2.	3151	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
3.	6151	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator

** Omitted pursuant to request for confidential treatment.

39

4.	7151	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
5.	8151	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
6.	9151	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
7.	2858	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
8.	3858	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
9.	2855	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
10.	3855	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
11.	7155	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
12.	7255	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
13.	000050	Entertainment and information service, partner programs	SMS	[●]**	SMPP	Far East Branch of the Operator
14.	000070	Entertainment and information service, partner programs	SMS	[●]**	SMPP	Far East Branch of the Operator
15.	9891	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
16.	9892	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
17.	9893	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
18.	9894	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
19.	9895	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator
20.	9896	Entertainment and information service, partner programs	SMS	[●]**	SMPP	All Branches of the Operator

** Omitted pursuant to request for confidential treatment.

40

* - the Subscriber’s Request shall be rated using the SMS technology for each SMS request sent by the Subscriber to the Digital Identifier;

- access of Subscribers registered in the Operator’s network to the Information Center of the Provider shall be rated using the MMS technology depending on fact of each MMS request sent by the Subscriber to the Digital Identifier.

- access of Subscribers registered in the Operator’s network to the Information Center of the Provider shall be rated using the USSD technology for each USSD request sent by the Subscriber to the Digital Identifier;

- access of Subscribers and Visitors to the Information Center of the Provider using a dialup connection shall be rated on a per-minute basis provided that connections exceeding three (3) seconds (starting from the 4th second) shall be rated. A response from the Information Center of the Provider shall be deemed to be the connection start. The connection time shall be calculated from the connection start.

Signatures of the Parties

On behalf of the Customer: V.Y. Starodubov /_/s/ Starodubov___________/	On behalf of the Provider: Ts.Kh. Katsaev /_/s/ Katsaev_______________/

41

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from this Annex. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

Annex No. 5 to Contract No. ML-17 dated the 1st of March 2013

MINUTES OF AGREEMENT UPON THE AMOUNT OF THE PROVIDER’S FEE

Moscow

the 1st of March 2013

ZAO "MegaLabs", incorporated and registered in accordance with laws of the Russian Federation, hereinafter referred to as the "Costumer", represented by the Director on Operating activities V.Y. Starodubov, acting on the basis of power of attorney No. 16-CEO-Ish-459/125/259-12 dated 07.12.2012, on the one hand,                                           and TOT MONEY LLC, hereinafter referred to as the "Provider", represented by its General Director Ts.Kh. Katsaev, acting on the basis of the Articles of Association, on the other hand (hereinafter the Customer and the Provider are collectively referred to as the "Parties" and individually, as the "Party"), mutually agree as follows:

The Provider’s fee for attraction of the Output Traffic to the Digital Identifier in accordance with Annex No. 4 to this Contract shall be specified in accordance with the following equation:

[●]**

where:

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

** Omitted pursuant to request for confidential treatment.

42

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

[●]**

** Omitted pursuant to request for confidential treatment.

43

5.1. Values of different types of traffic going through by the Operator and/or the Customer to/from the Provider:

Transportation technology	Rated unit	Value of traffic unit used for settlements with Provider (in rubles), exclusive of VAT	Connection method
USSD	Paid USSD request	[●]**	connection via Internet
SMS	SMS	[●]**	connection via Internet
Dialup connection *	minute	[●]**	direct connection to the Operator’s switch device
	minute	[●]**	connection through redirection of calls
Video call	minute	[●]**	direct connection to the Operator’s switch device
MMS	MMS	[●]**	connection via Internet

*	- access of Subscribers (including Visitors) to the Information Center of the Provider using a dialup connection shall be rated on a per-minute basis provided that connections exceeding three (3) seconds (starting from the 4th second) shall be rated. A response from the Information Center of the Provider shall be deemed to be the connection start. The connection time shall be calculated from the connection start;

5.2. The basic ratio of the Provider’s fee shall be specified as follows:

5.2.1. Based on the traffic attracted by the Provider for the Moscow Branch, the Northwest Branch, the Caucasian Branch, and the Volga-Region Branch of the Operator:

Kz (total monthly value of Output Traffic of the Accounting Period, in rubles, exclusive of VAT)	Gz (basic ratio of Provider’s fee)
[●]**	[●]**
[●]**	[●]**
[●]**	[●]**
[●]**	[●]**
[●]**	[●]**
[●]**	[●]**

** Omitted pursuant to request for confidential treatment.

44

5.2.2. Based on the traffic attracted by the Provider for the Central Branch and the Siberian Branch of the Operator:

Kz (total monthly value of Output Traffic of the Accounting Period, in rubles, exclusive of VAT)	Gz (basic ratio of Provider’s fee)
[●]**	[●]**
[●]**	[●]**
[●]**	[●]**
[●]**	[●]**
[●]**	[●]**
[●]**	[●]**

5.2.3. Based on the traffic attracted by the Provider for the Ural Branch and the Far-East Branch of the Operator:

Kz (total monthly value of Output Traffic of the Accounting Period, in rubles, exclusive of VAT)	Gz (basic ratio of Provider’s fee)
[●]**	[●]**
[●]**	[●]**
[●]**	[●]**
[●]**	[●]**
[●]**	[●]**
[●]**	[●]**

** Omitted pursuant to request for confidential treatment.

45

Signatures of the Parties

On behalf of the Customer: V.Y. Starodubov /_/s/ Starodubov___________________/	On behalf of the Provider: Ts.Kh. Katsaev /_/s/ Katsaev______________________/

46

[English translation from the original Russian language document]

Annex No. 6 to Contract No. CPA/ML-17 dated the 1st of March 2013

PROCEDURE FOR VERIFICATION OF DATA OF ADMITTED TRAFFIC

Moscow

the 1st of March 2013

ZAO "MegaLabs", incorporated and registered in accordance with laws of the Russian Federation, hereinafter referred to as the "Customer", represented by the Director on Operating activities V.Y. Starodubov, acting on the basis of power of attorney No. 16-CEO-Ish-459/12 dated 07.12.2012, on the one hand,                                 and TOT MONEY LLC, incorporated and registered in accordance with laws of the Russian Federation, hereinafter referred to as the "Provider", represented by its General Director, Ts.Kh. Katsaev, acting on the basis of the Articles of Association, on the other hand, mutually agree as follows:

1. In the event of any discrepancy in reports prepared by the Customer and the Provider exceeding five percent (5%) the Customer shall not sign the Certificate of Provided Services received from the Provider until the reasons for such discrepancy are given. The Customer shall pay a fee to the Provider in accordance with its own data until the reasons for such discrepancy are given. In order to clear up the reasons for discrepancy of reported data, the Parties shall make a detailed reconciliation and appoint their duly authorized representatives to make a decision on how to remedy such controversy. An agreed decision of such representatives of the Parties shall be executed in the form of a written until the last day of the month immediately following the Accounting Period, and such report shall contain the value of services provided in the relevant Accounting Period. If according to the Report data it is necessary to adjust earlier made calculations, the above-mentioned adjustment shall be reflected in the immediately following Accounting Period in accordance with the procedure specified in the provisions of the applicable laws of the Russian Federation. The Certificate of Provided Services shall be signed during the Report execution period.

2. If the reasons for discrepancy include absence of data about the Output Traffic on the equipment of the Operator and/or the Customer or absence of registered Input Traffic in response to the Output Traffic, such traffic shall be deemed unpaid by the Subscribers, and no fee shall be paid to the Provider for attraction of such traffic.

3. If the reasons for discrepancy include failure to pay of the Output Traffic by Subscribers, no fee shall be paid to the Provider for attraction of such traffic.

4. If one of the Parties does not recognize reconciliation results or if one of the Parties refuses to provide traffic-related data for reconciliation, the Parties shall act in accordance with clauses 6.4 and 6.5 of the Contract.

5. If one of the Parties fails to provide data for reconciliation, the other Party’s data shall be used for calculations as mutually agreed by the Parties.

Signatures of the Parties

On behalf of the Customer:	On behalf of the Provider:
V.Y. Starodubov / /s/ Starodubov________________/	Ts. Kh. Katsaev /_/s/ Katsaev_____________________/

47

CONFIDENTIAL TREATMENT

The registrant is requesting confidential treatment of certain information which has been omitted from this Annex. The omitted information has been separately filed with the Securities and Exchange Commission.

[English translation from the original Russian language document]

Annex No. 7 to Contract No. CPA/ML-17 dated the 1st of March 2013

Moscow

the 1st of March 2013

CONTACT DETAILS OF THE PARTIES

1. CONTACT PERSONS OF THE PARTIES:

1.1 Contact persons of the Provider:

Area of work	Contact person	Contact details
1. Technical issues	[●]* [●]*	[●]* [●]* [●]* [●]*
2. Settlement issues	[●]*	[●]* [●]*
3. Quality-related claims	Duty shift; Head of the Quality Control Service [●]* [●]*	[●]* [●]* (for urgent claims or claims without response. Not for transfer to subscribers)
4. General issues	[●]*	[●]* [●]*

1.2 Contact persons of the Customer:

Area of work	Contact person	Contact details
1. Technical issues	[●]* [●]* [●]*	[●]* [●]* [●]* [●]* [●]* [●]*
2. Settlement issues	[●]*	[●]* [●]*

* Omitted pursuant to request for confidential treatment.

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3. Issues related to allocation of Digital identifiers	[●]*	[●]* [●]*
4. Technical issues	Duty shift ZAO "MegaLabs"	[●]* [●]* [●]*

Signatures of the Parties

On behalf of the Customer:	On behalf of the Provider:
V.Y. Starodubov /_/s/ Starodubov_________________/	Ts. Kh. Katsaev /_/s/ Katsaev_____________________/

* Omitted pursuant to request for confidential treatment.

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[English translation from the original Russian language document]

Annex No. 8 to Contract No. CPA/ML-17 dated the 1st of March 2013

Form of the Provider’s Request for Determination of Contents of the Information Center of the Provider

Contents of Information Center of Provider
Provider
Digital Identifier
Service value, tariff class level (exclusive of VAT)
Website
Start date of service
End date of service

A request shall contain the following parts:

1. Short Description

In this part, options provided by the service are described in a few sentences, including description of technologies it is based on (voice, SMS, MMS, etc.) and partners providing such service functionality.

2. Extended Description

With a complicated functionality, key features may be described in more detail. It may include information about additional options and standard scenarios for use of the service for the Subscriber. The text should not be overloaded with technical details but should form the Subscriber’s need for the proposed service.

3. How to Use It

This part shall contain a stagewise description of the Subscriber’s actions the Subscriber should do in order to use the service, including the key request parameters. It should include a description of results of the Subscriber’s actions, i.e. the resulting part of the service as seen by the Subscriber should be described.

4. Additional Information

This part should include advertising sites where information about the service may be found.

5. Limitations

This part should include, whenever possible, all limitations resulting in the failure to use the service. Such limitations may be territorial (Moscow – regions – roaming), tariff (advance – credit), hardware (telephone models), syntactic (request formats), logical (consequence of interaction with the service software, functional, etc.

6. Appendices

This part contains all possible lists of headers, key words and other service-related reference information.

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Signature of the Provider

Duly authorized person, full name

Date Seal

Form of Provider’s request on definition of the maintenance of Information center of Provider we approve:

On behalf of the Customer:	On behalf of the Provider:
V.Y. Starodubov /_/s/ Starodubov_________________/	Ts.Kh. Katsaev /_/s/ Katsaev____________________/